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                                                                EXHIBIT 10.6.2



1. Severance and Noncompetition Agreement, dated August 7, 1996, between the Company and Robert A. Allen

2. Severance and Noncompetition Agreement, dated August 7, 1996, between the Company and Leo Granucci

3. Severance and Noncompetition Agreement, dated August 7, 1996, between the Company and Leo F. Korman

4. Severance and Noncompetition Agreement, dated August 7, 1996, between the Company and Basil P. Prokop

5. Severance and Noncompetition Agreement, dated August 7, 1996, between the Company and J. Michael Walsh